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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934


Date of Report (Date of earliest event reported) -------------------------- August 8, 2000
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BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)


Delaware                                          31-0738296
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(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)            File Numbers)         Identification No.)


1 Bank One Plaza, Chicago, IL                       60670
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  (Address of principal executive office)              (Zip Code)


Registrant's telephone number, including area code:   312-732-4000
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Item 5.  OTHER EVENTS

       On June 17, 1999, BANK ONE CORPORATION (the "Company") and the following Delaware business trust sponsored by the Company: BANK ONE Capital I, BANK ONE Capital II, BANK ONE Capital III, BANK ONE Capital IV and BANK ONE Capital V (collectively, the "Trusts"), filed a registration statement (File No. 333-80903) on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), of up to an aggregate of $1,500,000,000 of securities of the Company and the Trusts. On July 12, 1999, the Registration Statement was declared effective by the Commission.

     The Company and BANK ONE Capital II filed on July 26, 2000, a prospectus supplement, subject to completion, to the Prospectus dated July 26, 2000 relating to the sale of certain preferred securities to be issued by BANK ONE Capital II and guaranteed to the extent provided therein by the Company. The Company and BANK ONE Capital II on August 3, 2000, filed with the Commission a Prospectus Supplement dated August 1, 2000 (the "Prospectus Supplement") to the Prospectus dated July 26, 2000, relating to the issuance and sale of up to $287,500,000 in aggregate liquidation amount of preferred securities of BANK ONE Capital II (which amount includes the full over-allotment option issued to the underwriters named in the Prospectus Supplement (the "Underwriters")). On August 8, 2000, the Company and BANK ONE Capital II closed on the sale to the Underwriters of $280,000,000 in aggregate liquidation amount of preferred securities.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed below and attached hereto are hereby filed in connection with and incorporated by reference into the Registration Statement (File No. 333-80903):

EXHIBIT NO.         DESCRIPTION OF EXHIBIT

1.5 Underwriting Agreement by and among the Company, BANK ONE Capital II and the underwriters named therein, dated August 1, 2000.

4.28 Fourth Supplemental Indenture dated as of August 8, 2000 relating to the Junior Subordinated Debt Securities between the Company and The Chase Manhattan Bank, as trustee.

4.29 Amended and Restated Certificate of Trust, dated as of August 1, 2000, of BANK ONE Capital II.

4.30 Amended and Restated Declaration of Trust, dated as of August 8, 2000, of BANK ONE Capital II.

4.31 Preferred Securities Guarantee Agreement dated as of August 8, 2000 between the Company, as guarantor, and The Chase Manhattan Bank, as trustee, with respect to BANK ONE Capital II.

8.2 Opinion of Cravath, Swaine & Moore as to certain federal income tax matters.

23.5                Consent of Cravath, Swaine & Moore.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BANK ONE CORPORATION
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                                (Registrant)


Date: August 14, 2000      By /s/ M. Eileen Kennedy
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                                Title: Treasurer
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                               INDEX TO EXHIBITS


Exhibit             Description of                 Sequential Page
Number                  Exhibit                        Number
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1.5                 Underwriting Agreement by and among the Company,
                    BANK ONE Capital II and the underwriters named therein, dated August 1, 2000.

4.28                Fourth Supplemental Indenture dated as of August
                    8, 2000 relating to the Junior Subordinated Debt Securities between the Company and The Chase Manhattan Bank, as trustee.

4.29 Amended and Restated Certificate of Trust, dated as of August 1, 2000, of BANK ONE Capital II.

4.30 Amended and Restated Declaration of Trust, dated as of August 8, 2000, of BANK ONE Capital II.

4.31 Preferred Securities Guarantee Agreement dated as of August 8, 2000 between the Company, as guarantor, and The Chase Manhattan Bank, as trustee, with respect to BANK ONE Capital II.

8.2 Opinion of Cravath, Swaine & Moore as to certain federal income tax matters.

23.5                Consent of Cravath, Swaine & Moore.